SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ----------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 22, 2001


                              FIRST ECOM.COM, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                     0-27753                    98-0206979
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)


19th Floor, 80 Gloucester Road, Wan Chai, Hong Kong                  SAR
     (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code ( 852 ) 2801-5181


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changes Since Last Report)

This amendment to the Company's Current Report on Form 8-K filed November 2, 2001 is being filed to provide the financial statements required by Item 7.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses acquired.

          None

     (b)  Pro forma financial information

          See pages F-1 to F-5

     (c)  Exhibits

          None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST ECOM.COM, INC.
                                        (Registrant)


Date: December 3, 2001                  By   /S/  Kenneth G.C. Telford
                                                  ------------------------------
                                                      (Signature)
                                                  Kenneth G.C. Telford,
                                                  Secretary and
                                                  Chief Financial Officer

First Ecom.com, Inc. and subsidiaries
Unaudited pro forma condensed
consolidated balance sheets
at June 30, 2001
(Expressed in US Dollars)


                                                                               Pro Forma        Disposition of
                                     Historical              GASCO               Gasco              FEDS                Pro Forma
                                        FECC              Adjustments         Consolidated       Adjustments           Consolidated
Assets

Current assets

Cash and cash equivalents           $ 23,761,060         $(19,640,000)(1,3)   $  4,121,060       $  1,036,446(4,5,)    $  5,157,506

Notes receivable                                                                                    1,855,896(5)          1,855,896

Trade accounts receivable                 54,930                                    54,930            (17,974)               36,956

Accrued interest                          16,862                                    16,862                 --                16,862

Marketable securities                    345,589                                   345,589                 --               345,589

Loan receivable                          500,000             (500,000)(1)               --                 --                    --

Other prepaid expenses
  and receivables                        419,543                                   419,543           (147,684)(4)           271,859
                                    ------------------------------------------------------------------------------------------------
Total current assets                  25,097,984          (20,140,000)           4,957,984          2,726,684             7,684,668

Property and equipment                 1,879,239                                 1,879,239         (1,556,881)(4)           322,358

Equity in affiliates                                       18,374,954(1,2)      18,374,954                 --(4,5)       18,374,954

Goodwill                               5,038,020                                 5,038,020         (5,038,020)(4)                --
                                    ------------------------------------------------------------------------------------------------
Total assets                          32,015,243           (1,765,046)          30,250,197         (3,868,217)           26,381,980
                                    ================================================================================================

Liabilities and
  stockholders' equity

Current liabilities

Accounts payable                         524,765                                   524,765           (154,588)(4)           370,177

Accrued professional and
  consulting fees                        118,474                                   118,474                 --               118,474

Other accrued liabilities                154,144                                   154,144                 --               154,144
                                    ------------------------------------------------------------------------------------------------
Total current liabilities                797,383                                   797,383           (154,588)              642,795

Stockholders' equity
Common stock, $0.001 par value
Authorized: 200,000,000 shares
Issued and outstanding:
  19,210,037 shares                       19,211                                    19,211                                   19,211
Additional paid-in capital            57,868,124                                57,868,124                               57,868,124
Accumulated other comprehensive
  income-unrealized investment loss      (22,059)                                  (22,059)                                 (22,059)

Deficit accumulated during
  the development stage              (26,647,416)          (1,765,046)(2,3)    (28,412,462)        (3,713,629)(4,5)     (32,126,091)
                                    ------------------------------------------------------------------------------------------------
Total stockholders' equity            31,217,860           (1,765,046)          29,452,814         (3,713,629)           25,739,185
                                    ------------------------------------------------------------------------------------------------
Total liabilities and
  stockholders' equity              $ 32,015,243         $ (1,765,046)        $ 30,250,197       $ (3,868,217)         $ 26,381,980
                                    ================================================================================================

First Ecom.com, Inc. and subsidiaries
Unaudited pro forma condensed
consolidated statements of operations
for the six months ended June 30, 2001
(Expressed in US Dollars)


                                                                               Pro Forma        Disposition of
                                     Historical             GASCO                 Gasco              FEDS               Pro Forma
                                        FECC             Adjustments          Consolidated        Adjustments          Consolidated
Revenue
Payment processing                  $     36,908         $         --         $     36,908       $    (13,016)(4)      $     23,892
                                    ------------------------------------------------------------------------------------------------

Operating expenses

Sales and marketing                      188,262                                   188,262            (14,940)(4)           173,322

General and administrative             3,258,963                                 3,258,963            (46,588)(4)         3,212,375

Systems and technology                   180,675                                   180,675            (71,613)(4)           109,062

Restructuring cost                       198,821                                   198,821                 --               198,821
                                    ------------------------------------------------------------------------------------------------
Total expenses                         3,826,721                                 3,826,721           (133,141)            3,693,580

Loss from operations                  (3,789,813)                               (3,789,813)           120,125            (3,669,688)

Other income/(expenses)

Interest income                          634,300             (380,000)(3)          254,300                535(4)            254,835

Equity in loss of affiliate             (390,052)            (405,798)(2)         (795,850)           390,052(6)           (405,798)
                                    ------------------------------------------------------------------------------------------------

Loss from continuing operations     $ (3,545,565)        $   (785,798)        $ (4,331,363)      $    510,712          $ (3,820,651)
                                    ================================================================================================

Basic and diluted loss
  per share applicable to
  common stockholders

  Continuing operations                    (0.18)                                    (0.23)                                   (0.20)
                                    ============                              ============                             ============

Weighted average shares used in
  computing per share amounts         19,210,037                                19,210,037                               19,210,037
                                    ============                              ============                             ============

First Ecom.com, Inc. and subsidiaries
Unaudited pro forma condensed
Consolidated statements of operations
for the year ended December 31, 2000
(Expressed in US Dollars)


                                                                               Pro Forma        Disposition of
                                     Historical            GASCO                  Gasco              FEDS               Pro Forma
                                        FECC             Adjustments          Consolidated       Adjustments           Consolidated
Revenue

Payment processing                  $     38,223         $         --         $     38,223       $         --          $     38,223
                                    ------------------------------------------------------------------------------------------------
Operating expenses

Sales and marketing                    2,113,149                                 2,113,149                                2,113,149

General and administrative             8,297,692                                 8,297,692                                8,297,692

Systems and technology                 1,489,056                                 1,489,056                                1,489,056

Charges for impairment of certain
  long-lived and prepaid assets          949,418                                   949,418                                  949,418
                                    ------------------------------------------------------------------------------------------------
Total expenses                        12,849,315                                12,849,315                               12,849,315
                                    ------------------------------------------------------------------------------------------------
Loss from operations                 (12,811,092)                              (12,811,092)                             (12,811,092)

Other income/(expenses)

Interest income                        1,527,959             (760,000)(3)          767,959                                  767,959

Interest expense                          (2,121)                                   (2,121)                                  (2,121)

Loss on write down of marketable
  securities                          (1,632,353)                               (1,632,353)                              (1,632,353)


Equity in loss of affiliate             (292,118)            (219,248)(2)         (511,366)           292,118(6)           (219,248)
                                    ------------------------------------------------------------------------------------------------
Loss from continuing operations     $(13,209,725)        $   (979,248)        $(14,188,973)      $    292,118          $(13,896,855)
                                    ================================================================================================

Basic and diluted loss per share
applicable to common stockholders

  Continuing operations                    (0.73)                                    (0.79)                                   (0.77)
                                    ============                              ============                             ============

Weighted average shares used in
computing per share amounts           18,064,980                                18,064,980                               18,064,980
                                    ============                              ============                             ============

First Ecom.com, Inc. and subsidiaries
Notes to unaudited pro forma condensed consolidated financial data


     1.   Basis of Preparation

The unaudited pro forma condensed consolidated financial statements (the "pro forma financial statements") are based upon the historical consolidated financial statements of First Ecom.com, Inc. and subsidiaries ("FECC") as adjusted to give effect to the disposal of its wholly owned subsidiary, First Ecommerce Data Services Limited ("FEDS"), a Bermuda corporation on October 22, 2001 as if the transaction had occurred on April 11, 2000, the date when FEDS commenced development.

The historical consolidated financial statements of FECC included in the pro forma financial statements have also been adjusted to give effect to the purchase of 1,000 shares of Series A Preferred Stock of Gasco Energy, Inc. ("Gasco") on July 5, 2001 as if the transaction had occurred on January 1, 2000. Additional information regarding the Gasco acquisition is provided in FECC's Current Reports on Forms 8-K and 8-K/A filed with the Securities and Exchange Commission on July 23, 2001 and November 7, 2001, respectively.

The historical consolidated financial statements of FECC included in the pro forma financial statements have been adjusted to eliminate both the original 50% interest in FEDS acquired in September 2000 as well as the remaining 50% acquired on June 18, 2001 giving the effect that neither acquisition of FEDS had ever been made. The pro forma adjustments relating to FECC's disposal of FEDS recorded in the accompanying pro forma financial statements are based on the unaudited interim financial statements of FEDS for the six months ended June 30, 2001, and financial statements for the period from April 11, 2000 to December 31, 2000.

FECC's acquisition of Gasco is included in the pro forma financial statements using the equity accounting method. No pro forma effect has been given to any operational or other synergies that may be realized from the acquisition of Gasco or disposal of FEDS.

The pro forma financial statements are presented for illustrative purpose only and are not necessarily indicative of the operating results or financial position that might have been achieved had the transactions occurred as of an earlier date, and they are not necessarily indicative of future operating results or financial position. These pro forma amounts do not, therefore, project our financial position or results of operations for any future date or period. You should read the pro forma financial statements with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our historical consolidated financial statements and related notes included in our annual report on Form 10-K for the fiscal year ended

December 31, 2000 and our quarterly reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.


Pro Forma Adjustments

     (1)  To record $19 million acquisition of Series A Preferred Stock of
          Gasco.

     (2)  To record equity in loss of Gasco.

     (3) To eliminate the interest income on $19 million used to acquire Series A Preferred Stock of Gasco.

     (4) To eliminate FEDS balance sheet items as of June 30, 2001 and the operating results for the six months ended June 30, 2001.

     (5) To record the sale of FEDS for cash proceeds of $1.7 million included in cash and notes receivable at discounted present value of $1.8 million; and record the loss on disposal of $3.2 million to pro forma deficit accumulated during the development stage.

     (6)  To eliminate equity in loss of FEDS